UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2012

Semi-Annual Repor t

Legg Mason

Western Asset

Municipal High

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Municipal High Income Fund

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Municipal High Income Fund for the six-month reporting period ended January 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 24, 2012

Legg Mason Western Asset Municipal High Income Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the six months ended January 31, 2012. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in 2011, as the Commerce Department’s second estimate for fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.1% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment stayed at or above 9.0% over the next two months before declining to 8.9% in October. Unemployment then fell to 8.7% in November, 8.5% in December and 8.3% in January 2012, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated, but increased during three of the last four months of the period. In addition, the period ended with the lowest inventory of unsold homes since March 2005. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $154,700 in January 2012, down 2% from January 2011.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace as the reporting period progressed. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in July 2011, it had a reading of 50.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then fell to 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gathered momentum late in the period and ended January 2012 at 54.1, its highest reading since June 2011.

IV	Legg Mason Western Asset Municipal High Income Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2012?

A. Both short- and long-term Treasury yields fluctuated but, overall, moved lower. When the period began, two- and ten-year Treasury yields were 0.36% and 2.82%, respectively. While two-year Treasury yields edged up to 0.38% at the beginning of the reporting period, this proved to be the peak for ten-year Treasury yields during the period. Yields then generally declined due to disappointing economic data and increased risk aversion. During the height of the flight to quality in September 2011, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. While they moved somewhat higher from that point, Treasury yields remained relatively low from a historical perspective. When the reporting period ended on January 31, 2012, two-year Treasury yields were 0.22% and ten-year Treasury yields were 1.83%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of heightened volatility during the period. Risk aversion was often elevated during the first two months of the period given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the downgrading of U.S. government securities by Standard & Poor’s. Risk appetite returned in October due to some better-than-expected economic data and signs of progress in Europe. While another flight to quality occurred in November due to renewed fears regarding the European sovereign debt crisis, risk appetite returned over the last two months of the period as the U.S. economy gained further traction. For the six months ended January 31, 2012, the Barclays Capital U.S. Aggregate Indexv returned 4.25%.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended January 31, 2012. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Index returned 7.37% and 4.25%, respectively. The municipal bond market outperformed the taxable bond market during five of the six months of the period given increased

Legg Mason Western Asset Municipal High Income Fund	V

demand, a sharp decline in new issuance, improving tax revenues and low default rates. Additionally, investor sentiment improved as a number of states made progress toward shoring up their financial situation by raising taxes and cutting expenses.

Performance review

For the six months ended January 31, 2012, Class A shares of Legg Mason Western Asset Municipal High Income Fund, excluding sales charges, returned 8.93%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 7.37% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 returned 7.77% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of January 31, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason Western Asset Municipal High Income Fund:
Class A	8.93%
Class B2	8.65%
Class C	8.66%
Class I	9.04%
Barclays Capital Municipal Bond Index	7.37%
Lipper High Yield Municipal Debt Funds Category Average	7.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended January 31, 2012 for Class A, Class B, Class C and Class I shares were 4.54%, 4.17%, 4.19% and 4.88%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 1, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.78%, 1.40%, 1.35% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to the class dur-

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Legg Mason Western Asset Municipal High Income Fund

Investment commentary (cont’d)

ing the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

February 29, 2012

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower-quality securities, which present greater risk of loss of principal and interest than higher-rated securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2012 and July 31, 2011 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2011 and held for the six months ended January 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.93%	$1,000.00	$1,089.30	0.79%	$4.15	Class A	5.00%	$1,000.00	$1,021.17	0.79%	$4.01
Class B	8.65	1,000.00	1,086.50	1.39	7.29	Class B	5.00	1,000.00	1,018.15	1.39	7.05
Class C	8.66	1,000.00	1,086.60	1.35	7.08	Class C	5.00	1,000.00	1,018.35	1.35	6.85
Class I	9.04	1,000.00	1,090.40	0.64	3.36	Class I	5.00	1,000.00	1,021.92	0.64	3.25

[1]	For the six months ended January 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

LMWA Muni High	— Legg Mason Western Asset Municipal High Income Fund
BC Muni Bond Index	— Barclays Capital Municipal Bond Index

4	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

LMWA Muni High	— Legg Mason Western Asset Municipal High Income Fund
BC Muni Bond Index	— Barclays Capital Municipal Bond Index

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2012

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 90.8%
Arizona — 2.1%
Pima County, AZ, IDA Educational Revenue, Noah Webster Basic School	6.125%	12/15/34	$1,000,000	$996,860
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	8,000,000	8,368,880
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	7,000,000	7,060,410
University Medical Center Corp., AZ, Hospital Revenue	6.000%	7/1/24	1,250,000	1,426,125
University Medical Center Corp., AZ, Hospital Revenue	6.500%	7/1/39	2,000,000	2,233,600
Total Arizona				20,085,875
Arkansas — 0.1%
Arkansas State Development Financing Authority, Industrial Facilities Revenue, Potlatch Corp. Projects	7.750%	8/1/25	1,000,000	1,029,970	(a)
California — 10.3%
Alhambra, CA, Revenue:
Atherton Baptist Homes	7.500%	1/1/30	1,640,000	1,769,478
Atherton Baptist Homes	7.625%	1/1/40	1,500,000	1,622,220
California EFA Revenue:
College and University Financing Program	5.000%	2/1/12	1,440,000	1,440,000
College and University Financing Program	5.000%	2/1/14	1,595,000	1,655,993
College and University Financing Program	5.000%	2/1/15	1,670,000	1,747,404
California State Public Works Board, Lease Revenue:
California State Prisons LA	5.250%	10/1/24	4,000,000	4,637,000
California State Prisons LA	5.250%	10/1/25	2,870,000	3,291,230
California State Prisons LA	5.000%	10/1/28	3,500,000	3,824,940
Various Capital Projects	5.125%	10/1/31	2,000,000	2,162,060
California Statewide CDA Revenue:
East Campus Apartments LLC	5.625%	8/1/34	1,000,000	1,026,540	(b)
Lodi Memorial Hospital, California Mortgage Insurance	5.000%	12/1/37	14,000,000	14,332,920
Senior Living-Presbyterian Homes	4.750%	11/15/26	1,920,000	1,841,050
Senior Living-Presbyterian Homes	4.875%	11/15/36	6,000,000	5,317,740
Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue	7.875%	6/1/42	3,150,000	3,457,471	(b)
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	29,000,000	37,198,300
Palomar, CA, Pomerado Health Care District, COP	6.750%	11/1/39	5,000,000	5,363,250
Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/36	1,250,000	1,218,875
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	5,000,000	4,963,400
Total California				96,869,871

See Notes to Financial Statements.

6	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 4.3%
Colorado Educational & Cultural Facilities Authority Revenue:
Charter School Refunding, Jefferson Project	6.000%	6/15/33	$1,500,000	$1,394,310
Cheyenne Mountain Charter Academy Foundation	5.375%	6/15/38	2,585,000	2,605,784
Colorado Health Facilities Authority Revenue:
Christian Living Communities Project	5.750%	1/1/37	2,000,000	1,992,020
The Evangelical Lutheran Good Samaritan Society	6.125%	6/1/38	7,000,000	7,151,970
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	22,393,800
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	4,000,000	3,505,800
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	1,000,000	1,185,470	(b)
Total Colorado				40,229,154
Connecticut — 0.3%
Connecticut State Development Authority, IDR, AFCO Cargo LLC Project	8.000%	4/1/30	3,945,000	2,932,397	(a)(d)
Delaware — 4.6%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	29,000,000	29,408,610
New Castle County, DE, Revenue, Newark Charter School Inc. Project	5.000%	9/1/36	1,000,000	868,800
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	12,000,000	12,769,560
Total Delaware				43,046,970
Florida — 1.5%
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,000,000	961,250
Hillsborough County, FL, IDA Revenue, National Gypsum Convention	7.125%	4/1/30	1,000,000	967,790	(a)
Orange County, FL, Health Facilities Authority Revenue, First Mortgage Healthcare Facilities Revenue Bonds, GF/Orlando Inc. Project	9.000%	7/1/31	2,000,000	1,999,720
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	2,500,000	2,042,006
Seminole Tribe Florida Special Obligation Revenue	5.750%	10/1/22	5,000,000	5,257,950	(c)
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	3,000,000	2,924,760	(c)
Total Florida				14,153,476
Georgia — 2.1%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	5,865,000	6,265,286
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	9,000,000	10,160,370

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	7

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Gainesville & Hall County, GA, Development Authority Retirement Community Revenue:
Acts Retirement-Life Communities Inc.	6.375%	11/15/29	$700,000	$762,776
Acts Retirement-Life Communities Inc.	6.625%	11/15/39	1,085,000	1,176,325
Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates	7.250%	11/15/29	1,500,000	1,508,250
Total Georgia				19,873,007
Hawaii — 1.8%
Hawaii State Department of Budget & Finance Special Purpose Revenue:
Craigside Retirement Residence	6.400%	11/15/14	570,000	572,639
Craigside Retirement Residence	7.500%	11/15/15	6,200,000	6,258,776
Craigside Retirement Residence	8.750%	11/15/29	800,000	932,392
Hawaiian Electric Co.	6.500%	7/1/39	8,000,000	8,945,040
Total Hawaii				16,708,847
Illinois — 3.5%
Illinois Development Finance Authority Revenue:
Chicago Charter School Foundation Project	6.250%	12/1/32	2,000,000	2,098,640	(b)
Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,258,872	(a)
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.000%	5/15/30	5,000,000	5,188,700
Park Place of Elmhurst	8.125%	5/15/40	11,835,000	11,963,765
Refunding, Chicago Charter School Project	5.000%	12/1/36	3,000,000	2,928,930
Refunding, OSF Healthcare System	5.750%	11/15/37	2,500,000	2,691,650
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project	5.250%	6/15/50	5,000,000	5,298,100
Total Illinois				33,428,657
Indiana — 2.0%
Indiana Health Facilities Financing Authority, Hospital Revenue, Riverview Hospital Project	6.125%	8/1/31	2,000,000	2,075,940	(b)
Indiana State Finance Authority Revenue, Educational Facilities, Marian University Project	6.375%	9/15/41	15,000,000	15,527,100
Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment Revenue	5.250%	2/1/31	1,400,000	1,467,228
Total Indiana				19,070,268
Kentucky — 2.0%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Owensboro Medical Health Systems	6.375%	6/1/40	15,000,000	16,325,700

See Notes to Financial Statements.

8	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — continued
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	$2,500,000	$2,588,525
Total Kentucky				18,914,225
Louisiana — 0.3%
Epps, LA, COP	8.000%	6/1/18	855,000	871,510
Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA	6.550%	9/1/25	595,000	647,152
Louisiana Public Facilities Authority Revenue, Entergy Louisiana LLC Project	5.000%	6/1/30	1,535,000	1,629,187
Total Louisiana				3,147,849
Maryland — 5.1%
Maryland Industrial Development Financing Authority, EDR, Our Lady of Good Counsel School	6.000%	5/1/35	1,000,000	1,022,010
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	9,000,000	9,281,340
Transportation Facilities Project	5.750%	6/1/35	21,625,000	22,300,998
Maryland State EDC, Student Housing Revenue Bonds, University of Maryland, College Park Projects	5.800%	6/1/38	5,000,000	5,225,350
Maryland State Health & Higher EFA Revenue:
Mercy Medical Center	6.250%	7/1/31	9,000,000	9,985,680
Washington Christian Academy	5.250%	7/1/18	250,000	100,000	(d)
Washington Christian Academy	5.500%	7/1/38	1,170,000	468,000	(d)
Total Maryland				48,383,378
Massachusetts — 3.7%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	1,185,000	1,043,985	(a)
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	4,000,000	4,448,640
Massachusetts State HEFA Revenue:
Massachusetts Eye & Ear Infirmary	5.375%	7/1/35	10,000,000	10,337,700
Suffolk University	5.750%	7/1/39	13,740,000	14,589,269
University of Massachusetts Memorial Health Care Inc.	5.000%	7/1/33	4,000,000	4,041,000
Total Massachusetts				34,460,594
Michigan — 3.0%
Allen Academy, MI, COP	8.000%	6/1/33	3,500,000	3,546,025
Cesar Chavez Academy, COP	6.500%	2/1/33	1,635,000	1,665,591
Cesar Chavez Academy, COP	8.000%	2/1/33	1,600,000	1,663,600
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/41	5,000,000	5,222,450

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	9

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan Finance Authority Revenue, Detroit School District	5.500%	6/1/21	$10,000,000	$11,149,400
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	4,943,200
Total Michigan				28,190,266
Minnesota — 0.4%
Sartell, MN, Health Care & Housing Facilities Revenue, Foundation for Health Care Project	8.000%	9/1/30	1,600,000	1,634,560
St. Paul, MN, Port Authority Lease Revenue:
Regions Hospital Parking Ramp Project	5.000%	8/1/21	475,000	482,443
Regions Hospital Parking Ramp Project	5.000%	8/1/36	1,375,000	1,284,842
Total Minnesota				3,401,845
Missouri — 0.5%
Kansas City, MO, Tax Increment Financing Commission, Tax Increment Revenue, Maincor Project	5.000%	3/1/12	155,000	155,085
Missouri State Health & Educational Facilities Authority, Lutheran Senior Services	6.000%	2/1/41	2,000,000	2,084,600
Raytown, MO, Annual Appropriation Supported Tax:
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/19	1,000,000	1,080,870
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/20	1,555,000	1,669,744
Total Missouri				4,990,299
Montana — 0.3%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	2,870,000	2,840,669	(a)
New Jersey — 1.5%
New Jersey EDA Revenue, Newark Downtown District Management Corp.	5.125%	6/15/27	400,000	400,996
New Jersey State EDA Revenue:
Refunding	6.875%	1/1/37	11,000,000	10,299,080	(a)
Refunding, Gloucester Marine Project	6.625%	1/1/37	3,485,000	3,371,459
Total New Jersey				14,071,535
New Mexico — 0.9%
Otero County, NM:
COP, Jail Project Revenue	5.750%	4/1/18	1,630,000	1,563,789
COP, Jail Project Revenue	6.000%	4/1/23	500,000	462,020
COP, Jail Project Revenue	7.500%	12/1/24	5,510,000	5,553,364
COP, Jail Project Revenue	6.000%	4/1/28	500,000	442,740
Total New Mexico				8,021,913

See Notes to Financial Statements.

10	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — 7.5%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	$31,870,000	$34,046,721
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/46	2,500,000	2,528,700
Herkimer County, NY, IDA, Folts Adult Home, FHA, GNMA	5.500%	3/20/40	965,000	1,051,580
Hudson, NY, Yards Infrastructure Corp. Revenue	5.750%	2/15/47	10,000,000	11,299,500
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	3,300,000	2,654,157
New York City, NY, IDA, Civic Facilities Revenue:
Amboy Properties Corp. Project	6.750%	6/1/20	2,160,000	2,090,448
Special Needs Facilities Pooled Program	8.125%	7/1/19	675,000	684,301
New York Liberty Development Corp., Liberty Revenue, 4 World Trade Center LLC Project	5.750%	11/15/51	8,000,000	9,096,000
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	7,000,000	7,672,000
Total New York				71,123,407
Ohio — 1.7%
Cleveland-Cuyahoga County, OH, Port Authority Revenue, Senior Housing, St. Clarence — GEAC, LLC	6.125%	5/1/26	500,000	494,105
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,380,000	2,394,328
Lorain County, OH, Port Authority, Recovery Zone Facility Revenue, U.S. Steel Corp. Project	6.750%	12/1/40	5,000,000	5,327,600
Miami County, OH, Hospital Facilities Revenue, Refunding & Improvement Upper Valley Medical Center	5.250%	5/15/26	2,000,000	2,086,200
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	5,000,000	5,378,800
Total Ohio				15,681,033
Oklahoma — 0.9%
Oklahoma HFA, Single-Family Mortgage, GNMA	7.997%	8/1/18	100,000	105,690	(a)
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,096,030
Montereau Inc. Project	7.250%	11/1/40	7,000,000	7,575,820
Total Oklahoma				8,777,540
Oregon — 0.1%
Klamath Falls, OR, Inter Community Hospital Authority Revenue:
Merle West Medical Center	6.250%	9/1/31	630,000	658,098	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	11

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — continued
Unrefunded Balance, Merle West Medical Center	6.250%	9/1/31	$370,000	$372,897
Total Oregon				1,030,995
Pennsylvania — 3.7%
Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project	7.250%	1/1/35	1,000,000	1,073,160	(b)
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	4,605,000	3,871,515
Harrisburg, PA, University Revenue, Harrisburg University of Science and Technology	6.000%	9/1/36	3,000,000	2,466,330
Hazleton, PA, Health Services Authority, Hospital Revenue, St. Joseph’s Medical Center	6.200%	7/1/26	1,000,000	1,000,760
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,399,320
Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project	6.000%	11/15/35	1,000,000	991,140
Lehigh County, PA, General Purpose Authority Revenue, First Mortgage Revenue Bonds, Bible Fellowship Church Home Inc.	7.750%	11/1/33	3,500,000	3,559,570
Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project	7.500%	2/15/29	880,000	578,556
Pennsylvania Economic Development Financing Authority:
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	5.625%	1/1/19	1,420,000	1,491,554
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	5,000,000	5,404,000
Solid Waste Disposal Revenue, Waste Management Inc. Project	5.100%	10/1/27	1,000,000	1,025,610	(a)
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	5,000,000	5,549,950
Pennsylvania HEFA Revenue, Shippensburg University	6.000%	10/1/31	3,500,000	3,762,535
Total Pennsylvania				35,174,000
Puerto Rico — 4.0%
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	5,000,000	5,288,700
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	5,000,000	5,441,200
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	9,000,000	9,896,580
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	7,000,000	7,894,040

See Notes to Financial Statements.

12	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/43	$8,500,000	$9,311,410
Total Puerto Rico				37,831,930
Rhode Island — 0.1%
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	1,000,000	694,090
South Carolina — 0.2%
Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins Nursing Home, Radian	5.000%	3/1/30	2,000,000	1,981,140
Tennessee — 0.1%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	1,000,000	952,420
Texas — 18.3%
Austin-Bergstrom, TX, Landhost Enterprises Inc., Airport Hotel, Senior Bonds	6.750%	4/1/27	5,025,000	2,811,136	(d)
Burnet County, TX, Public Facility Project Revenue	7.750%	8/1/29	2,945,000	2,090,066
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,500,000	2,753,125
Central Texas Regional Mobility Authority Revenue	6.000%	1/1/41	5,000,000	5,366,900
Central Texas Regional Mobility Authority Revenue:
Capital Appreciation	0.000%	1/1/36	2,800,000	673,316
Capital Appreciation	0.000%	1/1/38	2,000,000	426,880
Capital Appreciation	0.000%	1/1/40	2,200,000	416,812
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.000%	12/1/30	1,120,000	1,179,450
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.125%	12/1/40	4,000,000	4,198,280
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	1,665,000	433,466	(a)(d)
Garza County, TX, Public Facility Corp.	5.500%	10/1/19	1,400,000	1,437,506
Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project	7.500%	10/1/12	3,000,000	3,031,290	(a)(e)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	5,135,000	5,311,336
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Inc., Terminal Projects	6.500%	7/15/30	6,500,000	6,628,310
Special Facilities, Continental Airlines Inc., Terminal Projects	6.625%	7/15/38	5,000,000	5,099,900
Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project	6.125%	7/15/27	6,645,000	6,615,230	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	13

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Love Field Airport Modernization Corp, TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	$15,615,000	$15,887,482
Maverick County, TX, Public Facility Corp. Project Revenue	6.375%	2/1/29	520,000	452,639
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	2,500,000	2,536,300
Midlothian, TX, Development Authority, Tax Increment Contract Revenue, Refunding, Subordinated Lien	5.125%	11/15/26	980,000	910,244
North Texas Tollway Authority Revenue	5.750%	1/1/33	10,000,000	10,754,800
North Texas Tollway Authority Revenue	6.250%	1/1/39	2,000,000	2,264,140
Port Corpus Christi, TX, Celanese Project	6.450%	11/1/30	1,995,000	2,017,583
San Leanna Educational Facilities Corp., Education Revenue:
Saint Edwards University Project	5.000%	6/1/20	1,000,000	1,085,950
Saint Edwards University Project	5.125%	6/1/22	2,000,000	2,142,560
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Northwest Senior Housing Edgemere Project	5.750%	11/15/12	1,100,000	1,120,691
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	2,700,000	(d)
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	6,500,000	7,591,545
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	28,000,000	31,258,360
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	29,460,000	33,268,294
Texas State Public Finance Authority, Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	4,000,000	4,219,560
Texas State Public Finance Authority, Charter School Finance Corp. Revenue:
Cosmos Foundation Inc.	6.000%	2/15/30	1,000,000	1,049,960
Uplift Education	5.875%	12/1/36	1,000,000	1,012,430
Willacy County, TX, PFC Project Revenue	8.250%	12/1/23	3,000,000	3,122,130
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	610,000	566,556
Total Texas				172,434,227
U.S. Virgin Islands — 0.9%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	7,500,000	8,494,425
Virginia — 2.2%
Broad Street CDA Revenue	7.500%	6/1/33	748,000	831,739	(b)
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	6,000,000	6,321,060	(a)

See Notes to Financial Statements.

14	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Virginia Beach, VA, Development Authority, MFH Revenue:
Residential Rental Hampton Project	7.500%	10/1/39	$2,330,000	$2,359,684	(a)
Residential Rental Mayfair Project	7.500%	10/1/39	2,330,000	2,359,684	(a)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.750%	7/1/38	7,500,000	8,783,025
Total Virginia				20,655,192
West Virginia — 0.3%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	3,000,000	3,120,990
Wisconsin — 0.5%
Wisconsin State HEFA Revenue:
Aurora Health Care Inc.	6.400%	4/15/33	1,000,000	1,033,960
Aurora Health Care Inc.	5.625%	4/15/39	2,000,000	2,164,120
Marshfield Clinic	6.000%	2/15/25	1,500,000	1,501,950
Total Wisconsin				4,700,030
Total Investments before Short-Term Investments (Cost — $804,800,667)				856,502,484
Short-Term Investments — 7.7%
California — 0.1%
California Municipal Finance Authority Revenue, Chevron U.S.A. Inc. Recovery Zone Bonds	0.030%	11/1/35	1,000,000	1,000,000	(f)(g)
California Statewide CDA Revenue, John Muir Health, LOC-UBS AG	0.030%	8/15/36	100,000	100,000	(f)(g)
Total California				1,100,000
Florida — 0.9%
Hillsborough, FL, Community College Foundation Inc., Student Housing Revenue, LOC-Bank of America N.A.	0.070%	12/1/33	8,865,000	8,865,000	(f)(g)
Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Southern Baptist Hospital, LOC-Wells Fargo Bank N.A.	0.060%	8/15/27	100,000	100,000	(f)(g)
Total Florida				8,965,000
Georgia — 1.6%
Municipal Electric Authority of Georgia, LOC-Dexia Credit Local	0.500%	1/1/48	15,400,000	15,400,000	(f)(g)
Illinois — 0.1%
Illinois Finance Authority Revenue, University of Chicago Medical Center, LOC-Bank of America N.A.	0.050%	8/1/43	560,000	560,000	(f)(g)
Louisiana — 0.2%
St. James Parish, LA, PCR, Texaco Inc. Project	0.040%	7/1/12	1,600,000	1,600,000	(f)(g)

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	15

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — 0.0%
Massachusetts State HEFA Revenue, Museum of Fine Arts, SPA-Bank of America N.A.	0.080%	12/1/37	$100,000	$100,000	(f)(g)
Michigan — 0.3%
Michigan State Higher EFA Revenue, Thomas M Cooley Law School Project, LOC-RBS Citizens N.A, FHLB	0.050%	7/1/37	2,505,000	2,505,000	(f)(g)
New York — 3.3%
Nassau County, NY, IDA, Civic Facility Revenue, Cold Spring Harbour Laboratory, SPA-JPMorgan Chase	0.050%	1/1/42	100,000	100,000	(f)(g)
New York City, NY, GO:
LOC-Dexia Credit Local	0.300%	1/1/36	1,100,000	1,100,000	(f)(g)
SPA-Dexia Credit Local	0.300%	8/1/28	1,900,000	1,900,000	(f)(g)
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.300%	6/15/32	13,700,000	13,700,000	(f)(g)
New York City, NY, TFA, Future Tax Secured, SPA-Dexia Credit Local	0.400%	8/1/31	7,800,000	7,800,000	(f)(g)
New York City, NY, TFA, Future Tax Secured Revenue, SPA-Dexia Credit Local	0.300%	8/1/23	6,200,000	6,200,000	(f)(g)
Total New York				30,800,000
Pennsylvania — 0.1%
Allentown, PA, Commercial & IDA, Diocese of Allentown, LOC-Wells Fargo Bank N.A.	0.060%	12/1/29	800,000	800,000	(f)(g)
Virginia — 1.1%
Roanoke, VA, IDA, Hospital Revenue, Carilion Health Systems, AGM, SPA-Wells Fargo Bank N.A.	0.060%	7/1/36	1,900,000	1,900,000	(f)(g)
Virginia Commonwealth University, Health System Authority Revenue:
AMBAC, LOC-Wells Fargo Bank N.A.	0.060%	7/1/30	7,500,000	7,500,000	(f)(g)
LOC-Wells Fargo Bank N.A.	0.040%	7/1/37	800,000	800,000	(f)(g)
Total Virginia				10,200,000
Total Short-Term Investments (Cost — $72,030,000)				72,030,000
Total Investments — 98.5% (Cost — $876,830,667#)				928,532,484
Other Assets in Excess of Liabilities — 1.5%				14,589,248
Total Net Assets — 100.0%				$943,121,732

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of January 31, 2012.

(e)	Maturity date shown represents the mandatory tender date.

See Notes to Financial Statements.

16	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Municipal High Income Fund

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LOC	— Letter of Credit
MFH	— Multi-Family Housing
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
Radian	— Radian Asset Assurance — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	17

Legg Mason Western Asset Municipal High Income Fund

Summary of Investments by Industry*
Health care	19.3%
Industrial revenue	18.2
Transportation	16.8
Education	11.5
Special tax obligation	9.1
Power	5.7
Other	4.1
Leasing	2.5
Pre-refunded/escrowed to maturity	1.4
Solid waste/resource recovery	1.4
Local general obligation	0.9
Water & Sewer	0.7
Housing	0.6
Short-term investments	7.8
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of January 31, 2012 and are subject to change.

Ratings Table†
Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	0.1%
AA/Aa	2.2
A	19.2
BBB/Baa	49.4
BB/Ba	4.3
B/B	3.3
D	0.3
A-1/VMIG 1	7.8
NR	13.4
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

See pages 18 through 22 for definitions of ratings.

See Notes to Financial Statements.

18	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	19
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

20	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Long-term security ratings (unaudited) (cont’d)

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	21
A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG	—

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

22	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Short-term security ratings (unaudited) (cont’d)

P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
B	—	Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.
C	—	Fitch rating indicating default is a real possibility.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

January 31, 2012

Assets:
Investments, at value (Cost — $876,830,667)	$928,532,484
Cash	69,930
Interest receivable	10,745,385
Receivable for Fund shares sold	7,407,459
Receivable for securities sold	467,040
Prepaid expenses	49,034
Total Assets	947,271,332

Liabilities:
Payable for Fund shares repurchased	2,294,321
Distributions payable	1,080,208
Investment management fee payable	420,027
Service and/or distribution fees payable	153,470
Trustees’ fees payable	13,191
Accrued expenses	188,383
Total Liabilities	4,149,600
Total Net Assets	$943,121,732

Net Assets:
Par value (Note 7)	$653
Paid-in capital in excess of par value	993,174,438
Undistributed net investment income	593,670
Accumulated net realized loss on investments and futures contracts	(102,348,846)
Net unrealized appreciation on investments	51,701,817
Total Net Assets	$943,121,732

Shares Outstanding:
Class A	36,049,967
Class B	808,247
Class C	10,137,560
Class I	18,301,807

Net Asset Value:
Class A (and redemption price)	$14.48
Class B*	$14.40
Class C*	$14.40
Class I (and redemption price)	$14.40
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$15.12

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2012

Investment Income:
Interest	$23,809,278

Expenses:
Investment management fee (Note 2)	2,250,483
Service and/or distribution fees (Notes 2 and 5)	868,286
Transfer agent fees (Note 5)	183,251
Registration fees	57,448
Legal fees	35,299
Fund accounting fees	35,289
Audit and tax	25,743
Shareholder reports	20,960
Insurance	7,573
Trustees’ fees	6,558
Custody fees	3,060
Miscellaneous expenses	3,288
Total Expenses	3,497,238
Net Investment Income	20,312,040

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	2,290,899
Futures contracts	1,361,842
Net Realized Gain	3,652,741
Change in Net Unrealized Appreciation (Depreciation) from Investments	48,505,340
Net Gain on Investments and Futures Contracts	52,158,081
Increase in Net Assets from Operations	$72,470,121

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended January 31, 2012 (unaudited) and the Year Ended July 31, 2011	2012	2011

Operations:
Net investment income	$20,312,040	$42,358,613
Net realized gain (loss)	3,652,741	(9,220,163)
Change in net unrealized appreciation (depreciation)	48,505,340	(12,560,959)
Increase in Net Assets From Operations	72,470,121	20,577,491

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(20,219,376)	(42,229,523)
Decrease in Net Assets From Distributions to Shareholders	(20,219,376)	(42,229,523)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	285,225,045	342,038,155
Reinvestment of distributions	14,570,926	35,575,167
Cost of shares repurchased	(123,310,219)	(488,149,848)
Increase (Decrease) in Net Assets From Fund Share Transactions	176,485,752	(110,536,526)
Increase (Decrease) in Net Assets	228,736,497	(132,188,558)

Net Assets:
Beginning of period	714,385,235	846,573,793
End of period*	$943,121,732	$714,385,235
* Includes undistributed net investment income of:	$593,670	$501,006

See Notes to Financial Statements.

26	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.63	$13.87	$12.85	$14.10	$15.01	$14.88

Income (loss) from operations:
Net investment income	0.35	0.73	0.74	0.75	0.74	0.74
Net realized and unrealized gain (loss)	0.85	(0.24)	1.02	(1.25)	(0.91)	0.15
Total income (loss) from operations	1.20	0.49	1.76	(0.50)	(0.17)	0.89

Less distributions from:
Net investment income	(0.35)	(0.73)	(0.74)	(0.75)	(0.74)	(0.76)
Total distributions	(0.35)	(0.73)	(0.74)	(0.75)	(0.74)	(0.76)

Net asset value, end of period	$14.48	$13.63	$13.87	$12.85	$14.10	$15.01
Total return[3]	8.93%	3.69%	13.92%	(3.20)%	(1.17)%	6.06%

Net assets, end of period (millions)	$522	$461	$640	$469	$424	$379

Ratios to average net assets:
Gross expenses	0.79%[4]	0.78%	0.77%	0.77%	0.80%	0.83%[5]
Net expenses[6]	0.79 [4]	0.78	0.77	0.77	0.80	0.83 [5,7]
Net investment income	5.04 [4]	5.39	5.41	6.02	5.06	4.88

Portfolio turnover rate	5%	24%	20%	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.82%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.55	$13.84	$12.79	$14.11	$15.01	$14.89

Income (loss) from operations:
Net investment income	0.31	0.64	0.66	0.68	0.66	0.66
Net realized and unrealized gain (loss)	0.85	(0.24)	1.00	(1.32)	(0.90)	0.14
Proceeds from settlement of a regulatory matter	—	—	0.05	—	—	—
Total income (loss) from operations	1.16	0.40	1.71	(0.64)	(0.24)	0.80

Less distributions from:
Net investment income	(0.31)	(0.69)	(0.66)	(0.68)	(0.66)	(0.68)
Total distributions	(0.31)	(0.69)	(0.66)	(0.68)	(0.66)	(0.68)

Net asset value, end of period	$14.40	$13.55	$13.84	$12.79	$14.11	$15.01
Total return[3]	8.65%	3.02%	13.60%[4]	(4.24)%	(1.63)%	5.45%

Net assets, end of period (millions)	$12	$13	$18	$20	$26	$35

Ratios to average net assets:
Gross expenses	1.39%[5]	1.40%	1.36%	1.32%	1.33%	1.36%[6]
Net expenses[7]	1.39 [5]	1.40	1.36	1.32	1.33	1.35 [6,8]
Net investment income	4.45 [5]	4.76	4.83	5.48	4.52	4.38

Portfolio turnover rate	5%	24%	20%	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.19%. Class B received $68,847 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.35% and 1.34%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.55	$13.80	$12.78	$14.10	$15.00	$14.87

Income (loss) from operations:
Net investment income	0.31	0.65	0.66	0.68	0.65	0.65
Net realized and unrealized gain (loss)	0.85	(0.25)	1.02	(1.32)	(0.89)	0.15
Total income (loss) from operations	1.16	0.40	1.68	(0.64)	(0.24)	0.80

Less distributions from:
Net investment income	(0.31)	(0.65)	(0.66)	(0.68)	(0.66)	(0.67)
Total distributions	(0.31)	(0.65)	(0.66)	(0.68)	(0.66)	(0.67)

Net asset value, end of period	$14.40	$13.55	$13.80	$12.78	$14.10	$15.00
Total return[3]	8.66%	3.02%	13.30%	(4.27)%	(1.66)%	5.46%

Net assets, end of period (millions)	$146	$133	$137	$94	$86	$55

Ratios to average net assets:
Gross expenses	1.35%[4]	1.35%	1.34%	1.34%	1.35%	1.37%[5]
Net expenses[6]	1.35 [4]	1.35	1.34	1.34	1.35	1.37 [5,7]
Net investment income	4.47 [4]	4.83	4.84	5.44	4.50	4.30

Portfolio turnover rate	5%	24%	20%	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.37%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007[3]

Net asset value, beginning of period	$13.55	$13.80	$12.79	$14.10	$15.01	$15.20

Income (loss) from operations:
Net investment income	0.36	0.74	0.75	0.76	0.74	0.26
Net realized and unrealized gain (loss)	0.85	(0.25)	1.01	(1.30)	(0.89)	(0.18)
Total income (loss) from operations	1.21	0.49	1.76	(0.54)	(0.15)	0.08

Less distributions from:
Net investment income	(0.36)	(0.74)	(0.75)	(0.77)	(0.76)	(0.27)
Total distributions	(0.36)	(0.74)	(0.75)	(0.77)	(0.76)	(0.27)

Net asset value, end of period	$14.40	$13.55	$13.80	$12.79	$14.10	$15.01
Total return[4]	9.04%	3.76%	13.99%	(3.51)%	(1.05)%	0.53%

Net assets, end of period (000s)	$263,548	$107,202	$51,591	$8,830	$1,393	$443

Ratios to average net assets:
Gross expenses	0.64%[5]	0.65%	0.64%	0.62%	0.66%	0.66%[5]
Net expenses[6]	0.64 [5,7]	0.64 [7,8]	0.64 [7,8]	0.62	0.66	0.66 [5]
Net investment income	5.15 [5]	5.58	5.52	6.18	5.09	4.76 [5]

Portfolio turnover rate	5%	24%	20%	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]	For the period March 20, 2007 (inception date) to July 31, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Municipal High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	31

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$856,502,484	—	$856,502,484
Short-term investments†	—	72,030,000	—	72,030,000
Total investments	—	$928,532,484	—	$928,532,484

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the

32	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	33

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

34	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended January 31, 2012, LMIS and its affiliates received sales charges of approximately $27,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$35,000	$12,000	$10,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2012, the Fund had accrued $6,885 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$148,335,702
Sales	38,234,500

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$66,710,847
Gross unrealized depreciation	(15,009,030)
Net unrealized appreciation	$51,701,817

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2012. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$1,361,842

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	35

During the six months ended January 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$22,160,844

†	At January 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$349,313	$93,555
Class B	39,859	8,440
Class C	479,114	36,823
Class I	—	44,433
Total	$868,286	$183,251

6. Distributions to shareholders by class

	Six Months Ended January 31, 2012	Year Ended July 31, 2011
Net Investment Income:
Class A	$11,680,975	$31,180,202
Class B	271,331	760,056
Class C	3,046,373	6,480,459
Class I	5,220,697	3,808,806
Total	$20,219,376	$42,229,523

7. Shares of beneficial interest

At January 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

36	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2012		Year Ended July 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,923,272	$97,305,523	15,212,161	$206,191,253
Shares issued on reinvestment	759,738	10,581,327	2,091,430	28,236,928
Shares repurchased	(5,471,697)	(75,944,640)	(29,627,040)	(394,939,838)
Net increase (decrease)	2,211,313	$31,942,210	(12,323,449)	$(160,511,657)

Class B
Shares sold	6,938	$95,161	96,831	$1,311,596
Shares issued on reinvestment	16,656	230,579	47,805	643,333
Shares repurchased	(142,718)	(1,986,047)	(485,750)	(6,537,792)
Net decrease	(119,124)	$(1,660,307)	(341,114)	$(4,582,863)

Class C
Shares sold	1,016,632	$14,067,999	2,802,074	$37,845,042
Shares issued on reinvestment	166,335	2,304,261	364,666	4,893,372
Shares repurchased	(900,509)	(12,400,988)	(3,249,214)	(43,370,705)
Net increase (decrease)	282,458	$3,971,272	(82,474)	$(632,291)

Class I
Shares sold	12,680,698	$173,756,362	7,288,880	$96,690,264
Shares issued on reinvestment	104,938	1,454,759	134,363	1,801,534
Shares repurchased	(2,394,014)	(32,978,544)	(3,251,482)	(43,301,513)
Net increase	10,391,622	$142,232,577	4,171,761	$55,190,285

8. Capital loss carryforward

As of July 31, 2011, the Fund had a net capital carryforward of approximately $104,775,977, of which $11,653,755 expires in 2012, $25,925,282 expires in 2013, $20,423,175 expires in 2014, $3,351,932 expires in 2016, $13,599,734 expires in 2017, $15,039,977 expires in 2018 and $14,782,122 expires in 2019. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	37

distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates

38	Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the

Legg Mason Western Asset Municipal High Income Fund 2012 Semi-Annual Report	39

Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Complaint would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

40	Legg Mason Western Asset Municipal High Income Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Municipal High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Western Asset Municipal High Income Fund	41

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

42	Legg Mason Western Asset Municipal High Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2011 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2013.

Legg Mason Western Asset Municipal High Income Fund	43

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Municipal High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-Transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Municipal High Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02173 3/12 SR12-1607

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	March 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	March 26, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	March 26, 2012